Exhibit 99.1

                         NORTHERN LEHIGH BANCORP, INC.

                                     PROXY

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 5, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Richard A. Fox, Geroge L. Dilliard and Richard C. Mantz and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Northern Lehigh Bancorp, Inc. (the "Company) that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at 510 Main Street (next to The Citizens National Bank of Slatington's Main Office) in Slatington, Pennsylvania on Tuesday, January 5, 1999, commencing at 1:00 p.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.   PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION.

     [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.


2. PROPOSAL TO POSTPONE OR ADJOURN THE SPECIAL MEETING OF SHAREHOLDERS TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION.

     [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

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3.   In their  discretion,  the proxies are  authorized  to vote upon such other
     business  as  may  properly  come  before  the  Special   Meeting  and  any
     adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.


                                   Dated:______________________, 1999__


                                   ------------------------------------
                                   Signature of Shareholder


                                   ------------------------------------
                                   Signature of Shareholder


Number of Shares Held of Record
on November 16, 1998
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     THIS PROXY MUST BE DATED,  SIGNED BY THE SHAREHOLDER AND RETURNED  PROMPTLY
TO THE COMPANY IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.